                                                                EXHIBIT 10.41(a)

                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE


         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE is made and entered into as of the 23rd day of December, 2003 (the "Effective Date"), by and among IRON DYNAMICS, INC., an Indiana corporation ("IDI"), STEEL DYNAMICS, INC., an Indiana corporation ("SDI"), and the lender banks who are parties to this Agreement, consisting of GE CAPITAL CFE, INC., KREDITANSTALT FUR WIEDERAUFBAU, COMERICA BANK, NATIONAL CITY BANK OF INDIANA, and LASALLE BANK NATIONAL ASSOCIATION (collectively the "IDI Lenders"), under the following circumstances:

         A. IDI, the IDI Lenders and Mellon Bank, N. A., as Agent for the IDI Lenders entered into that certain Credit Agreement dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998, the Second Amendment to Credit Agreement, dated as of March 15, 1999, the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999, the Fourth Amendment to Credit Agreement, dated as of December 21, 1999, the Fifth Amendment and Waiver to Credit Agreement, dated as of March 29, 2000, the Sixth Amendment to Credit Agreement, dated as of November 30, 2000, the Seventh Amendment to Credit Agreement, dated as of March 15, 2001 and the Eighth Amendment to Credit Agreement dated as of July 20, 2001 (as so amended, the "IDI Credit Agreement"), pursuant to which the IDI Lenders extended credit to IDI.

         B. On or about January 28, 2002, IDI, the IDI Lenders, Mellon Bank, as Agent for the IDI Lenders and SDI entered into an Agreement dated January 28, 2002, as amended by an Amendment to Agreement dated February __, 2002 (collectively the "2002 IDI Settlement Agreement"), under the terms of which SDI agreed to make certain payments to the IDI Lenders and to issue certain shares of SDI common stock to the IDI Lenders in full and final payment and settlement of all of IDI's obligations to the IDI Lenders under the IDI Credit Agreement.

         C. Pursuant to Section 5 of the 2002 IDI Settlement Agreement, SDI agreed to make certain contingent payments to the IDI Lenders in the event that SDI should determine at some future date to re-start the IDI facility and in the further event that operations at the IDI facility generate positive EBITDA (as defined in the 2002 IDI Settlement Agreement) in any fiscal year.

         D. Mellon Bank, N.A. has resigned as Agent for the IDI Lenders under the IDI Credit Agreement and under the 2002 IDI Settlement Agreement and the IDI Lenders have not appointed a successor Agent.

         E. IDI, SDI and the IDI Lenders now desire to compromise, settle and fully resolve any and all obligations, contingent or otherwise, of IDI and SDI to the IDI Lenders under the 2002 IDI Settlement Agreement, including, without limitation, obligations under Section 5 thereof.

         NOW, THEREFORE, in consideration of the covenants and promises herein, the parties agree as follows:

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         1. Settlement Payment by SDI. SDI shall pay to the IDI Lenders the sum of Eight Million and 00/100th Dollars ($8,000,000) (the "Settlement Payment") in cash upon execution of this Settlement Agreement and Mutual Release as provided below, which Settlement Payment shall be allocated among the IDI Lenders on a pro rata basis determined in accordance with each IDI Lender's proportionate share of the total Commitments under the IDI Credit Agreement, as more specifically set forth in Schedule 1 attached hereto. SDI shall make the Settlement Payment by wire transfer to each of the IDI Lenders in accordance with the amounts set forth in Schedule 1. The payments set forth in Schedule 1 shall be made to each of the IDI Lenders (other than National City Bank of Indiana) on or before December 31, 2003 and shall be made to National City Bank of Indiana no earlier than January 2, 2004 and no later than January 9, 2004.

         2. Termination of 2002 IDI Settlement Agreement. The IDI Lenders agree that upon their execution of this Settlement Agreement and Mutual Release and their receipt of the Settlement Payment contemplated in Paragraph 1 above, all of the obligations and liabilities of SDI and IDI to the IDI Lenders under the 2002 IDI Settlement Agreement, including, without limitation, the obligation to make Additional Bank Payments as contemplated in Paragraph 5 of the 2002 IDI Settlement Agreement, shall be deemed to have been fulfilled and terminated, and shall, thereafter, be null and void and of no further force or effect.

         3. Mutual Release. Effective upon execution of this Settlement Agreement and Mutual Release and the receipt by each of the IDI Lenders of its proportionate share of the Settlement Payment, SDI, IDI, the IDI Lenders, and each of them shall, and hereby do mutually RELEASE AND FOREVER DISCHARGE each other, and all of their respective present and former officers, employees, agents, directors, predecessor corporations, successor corporations, affiliated entities, divisions, advisors, attorneys, insurers, subsidiaries and assigns, if any, from any and all claims, demands, actions or causes of actions on account of, arising out of or in any way connected with the IDI Credit Agreement and the 2002 IDI Settlement Agreement.

         4. Survival of Confidentiality Provisions. Notwithstanding anything contained herein to the contrary, the confidentiality provisions set forth in Paragraph 8 of the 2002 IDI Settlement Agreement shall survive the termination of said 2002 IDI Settlement Agreement, and shall remain in full force and effect.

         5. Amendment. No amendment to or waiver of any provision of this Settlement Agreement and Mutual Release shall in any event be effective unless in a writing manually signed by SDI, IDI and all of the IDI Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6. Binding Effect. This Settlement Agreement and Mutual Release shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         7. Counterparts. This Settlement Agreement and Mutual Release may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         8. Governing Law. This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                STEEL DYNAMICS, INC.


                                By /S/
                                       -----------------------------------------
                                Title:


                                IRON DYNAMICS, INC.



                                By /S/
                                      ------------------------------------------
                                Title:




                                GE CAPITAL CFE, INC.


                                By /S/
                                      ------------------------------------------
                                Title:



                                KREDITANSTALT FUR WIEDERAUFBAU



                                By /S/
                                      ------------------------------------------
                                Title:

                                By
                                  ----------------------------------------------
                                Title:



                                COMERICA BANK



                                By /S/
                                      ------------------------------------------
                                Title:

                                NATIONAL CITY BANK OF INDIANA



                                By /S/
                                      ------------------------------------------
                                Title:



                                LASALLE BANK NATIONAL
                                  ASSOCIATION



                                By /S/
                                      ------------------------------------------
                                Title:

                                   SCHEDULE 1



                 IDI LENDER                                SETTLEMENT AMOUNT
                 ----------                                -----------------


        GE CAPITAL CFE, INC.                                 $2,389,471.28

        KREDITANSTALT FUR WIEDERAUFBAU                       $1,932,634.40

        COMERICA BANK                                        $1,288,422.96

        NATIONAL CITY BANK OF INDIANA                        $1,101,048.40

        LASALLE BANK NATIONAL ASSOCIATION                    $1,288,422.96